UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

NOVEMBER 4, 2004

HYTEK MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-11880	94-2234140
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

400 Hot Springs Road, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 883-0820

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Ernst & Young LLP

On November 4, 2004, the Audit Committee of the Board of Directors of Hytek Microsystems, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”), the independent registered public accounting firm previously engaged to audit the Company’s financial statements, effective immediately.

The reports of Ernst & Young on the Company’s financial statements for the years ended December 28, 2002 and January 3, 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles; however, the reports contained an explanatory paragraph indicating that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ending December 28, 2002 and January 3, 2004 and through November 4, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in their reports on the financial statements for such years.

The Company provided Ernst & Young a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested Ernst & Young to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the Ernst & Young letter to the Securities and Exchange Commission.

(b)	Engagement of Mark Bailey & Company Ltd.

On November 4, 2004, the Audit Committee of the Board of Directors of the Company engaged Mark Bailey & Company Ltd. (“Mark Bailey & Company”) as the Company’s registered independent public accounting firm. During the Company’s two most recent fiscal years ended December 28, 2002 and January 3, 2004 and through November 4, 2004, neither the Company nor anyone acting on its behalf consulted with Mark Bailey & Company regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph 304(a)(1)(iv) of Regulation S-B and the related instructions to that Item.

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The Company requested that Mark Bailey & Company review this Form 8-K and provided Mark Bailey & Company with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. Mark Bailey & Company has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYTEK MICROSYSTEMS, INC.

By:	/s/ Philip S. Bushnell
Philip S. Bushnell
Chief Financial Officer and Secretary
Date: November 10, 2004

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 8, 2004.

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